LORD ABBETT RESEARCH FUND, INC.

Lord Abbett Small Cap Value Fund

Supplement dated August 25, 2021 to the

Summary Prospectus dated April 1, 2021

Effective immediately, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
John C. Hardy, Portfolio Manager	2018

Please retain this document for your future reference.